Statistical Supplement

First Quarter 2026

Lincoln Financial

Notes ...
1-3
Credit Ratings ...	4
Consolidated
Consolidated Statements of Income (Loss) ................................................................................................................................................................................................	5

Consolidated Balance Sheets ...
6-7
Earnings, Shares and Return on Equity ...	8
Key Stakeholder Metrics ...	9
Select Earnings Drivers By Segment ...	10
Sales By Segment ...	11
Operating Revenues and General and Administrative Expenses By Segment and Other Operations......................................................................................................	12
Operating Commissions and Other Expenses .............................................................................................................................................................................................	13
Select Earnings and Operational Data from Business Segments and Other Operations
Annuities ...	14
Life Insurance ...	15
Group Protection ...	16
Retirement Plan Services ...	17
Other Operations ...	18
Account Balance Roll Forwards

Annuities ...
19-20
Life Insurance ...	21
Retirement Plan Services ...	22
Investment Information
Fixed-Income Asset Class ...	23
Fixed-Income Credit Quality ...	24
GAAP to Non-GAAP Reconciliations

Select GAAP to Non-GAAP Reconciliations .................................................................................................................................................................................................
25-29

Lincoln Financial
Notes

Non-GAAP Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 25.
Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income (loss) excluding the effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
• Income (loss) from discontinued operations;
• Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
• Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.
Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.
Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity and IUL products (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.
Management believes that the use of the non-GAAP financial measures adjusted income (loss) from operations, adjusted income (loss) from operations available to common stockholders, adjusted income (loss) from operations per diluted share available to common stockholders and adjusted operating revenues is helpful to investors in evaluating the company’s performance.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Management believes that excluding the following items from adjusted income (loss) from operations enhances understanding of the underlying trends and long-term performance of the company’s business. Management excludes “net annuity product features” as this adjustment primarily represents the difference between the valuation of reserves and the valuation of derivatives utilized for hedging our variable annuity and indexed annuity products, which can fluctuate significantly from period to period based on changes in equity markets and interest rates. This difference is due to the hedge focus on managing risks to statutory capital as opposed to the GAAP reserves. Management excludes “net life insurance product features” for similar reasons. In addition, management excludes “credit loss-related adjustments” and “investment gains (losses)” as the timing of changes in allowances or sales of credit-impaired investments depends largely on market credit cycles and can vary considerably from period to period and the timing of other sales of investments that would result in gains or losses is driven by market conditions, including interest rates, and other factors. Management excludes “changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans” as this adjustment represents the economics of investments in underlying funds withheld portfolios supporting reinsurance agreements that have been transferred to third-party reinsurers, which is not indicative of our ongoing results.
Finally, management excludes from adjusted income (loss) from operations certain additional items (as set forth in the definition above) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management believes excluding these items better explains the results of the company’s ongoing businesses in a manner that allows for enhanced understanding of underlying trends, company performance and business fundamentals.
Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding accumulated other comprehensive income (loss) (“AOCI”) and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors to analyze our net worth because it eliminates market movements that can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, changes in MRBs, GLB and GDB hedge instruments gains (losses), and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors to analyze our net worth because it eliminates the effect of market movements that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. Management believes that using book value per share, excluding AOCI enables investors to analyze the amount of our net worth that is attributable to our business operations. Book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. Management believes that using adjusted book value per share enables investors to analyze the amount of our net worth that is attributable to our business operations. Adjusted book value per share is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.
Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted net income (loss) and adjusted income (loss) from operations earnings per share calculations.
Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE above and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE on page 2 for further information on how these metrics are calculated. Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL) and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Certain amounts reported in prior periods have been reclassified to conform to the presentation adopted in the current period.
Statistical Supplement is Dated
This document is dated May 7, 2026, and has not been updated since that date. Lincoln Financial does not intend to update this document.

Lincoln Financial
Credit Ratings

Ratings as of May 7, 2026
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
John Muething, Vice President,
Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Revenues
Insurance premiums	$1,676	$1,682	$1,637	$1,671	$1,674	-0.1%
Fee income	1,373	1,348	1,392	1,416	1,377	0.3%
Net investment income	1,462	1,471	1,544	1,597	1,605	9.8%
Realized gain (loss)	11	(641)	(216)	47	466	NM
Other revenues	169	184	198	191	184	8.9%
Total revenues	4,691	4,044	4,555	4,922	5,306	13.1%

Expenses
Benefits and policyholder liability remeasurement	2,009	1,906	1,927	1,927	2,009	0.0%
Interest credited	890	916	954	984	999	12.2%
Market risk benefit (gain) loss	1,293	(940)	(343)	(382)	987	-23.7%
Commissions and other expenses	1,368	1,327	1,414	1,397	1,476	7.9%
Interest and debt expense	80	(13)	79	81	81	1.3%
Total expenses	5,640	3,196	4,031	4,007	5,552	-1.6%
Income (loss) before taxes	(949)	848	524	915	(246)	74.1%
Federal income tax expense (benefit)	(227)	149	79	161	(74)	67.4%
Net income (loss)	(722)	699	445	754	(172)	76.2%
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	—	2	(5)	NM
Net income (loss) available to common
stockholders – diluted	$(756)	$688	$411	$745	$(211)	72.1%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(4.41)	$3.80	$2.12	$3.80	$(1.10)	75.1%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$66,885	$67,371	$68,351	$69,045	$68,284	2.1%
U.S. government bonds	538	564	619	869	919	70.8%
State and municipal bonds	2,350	2,254	2,235	2,147	2,124	-9.6%
Foreign government bonds	239	239	244	226	202	-15.5%
Residential mortgage-backed securities	1,941	2,063	2,118	2,122	2,063	6.3%
Commercial mortgage-backed securities	1,830	1,972	2,150	2,502	2,669	45.8%
Asset-backed securities	14,241	14,658	14,706	16,282	17,703	24.3%
Hybrid and redeemable preferred securities	273	265	257	255	236	-13.6%
Total fixed maturity AFS securities, net of allowance for credit losses	88,297	89,386	90,680	93,448	94,200	6.7%
Trading securities	1,984	1,909	1,853	1,676	1,552	-21.8%
Equity securities	345	341	542	636	475	37.7%
Mortgage loans on real estate, net of allowance for credit losses	21,558	21,996	22,230	22,472	22,825	5.9%
Policy loans	2,529	2,552	2,584	2,626	2,606	3.0%
Derivative investments	7,849	8,349	10,427	9,945	8,337	6.2%
Other investments	7,314	7,276	7,786	8,105	8,742	19.5%
Total investments	129,876	131,809	136,102	138,908	138,737	6.8%
Cash and invested cash	4,284	7,143	10,668	9,502	7,345	71.5%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,563	12,604	12,681	12,827	12,886	2.6%
Reinsurance recoverables, net of allowance for credit losses	28,580	28,440	28,665	28,012	27,688	-3.1%
Deposit assets, net of allowance for credit losses	31,048	31,754	33,066	33,690	33,597	8.2%
Market risk benefit assets	4,157	4,577	4,694	4,753	4,303	3.5%
Accrued investment income	1,134	1,136	1,172	1,122	1,170	3.2%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	7,606	7,516	7,223	7,154	7,248	-4.7%
Separate account assets	162,506	172,942	179,860	180,092	172,043	5.9%
Total assets	$382,898	$399,065	$415,275	$417,204	$406,161	6.1%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$125,262	$129,209	$133,223	$136,245	$135,683	8.3%
Future contract benefits	40,665	41,053	41,852	42,077	42,010	3.3%
Funds withheld reinsurance liabilities	16,838	16,700	17,559	17,922	17,564	4.3%
Market risk benefit liabilities	1,306	1,205	1,190	1,118	1,127	-13.7%
Deferred front-end loads	6,910	7,119	7,349	7,586	7,804	12.9%
Payables for collateral on investments	8,282	8,466	11,153	7,954	6,556	-20.8%
Short-term debt	—	—	—	400	400	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 9 for details)	868	868	868	868	868	0.0%
Financial	5,000	4,899	4,904	4,998	5,101	2.0%
Other liabilities	7,068	7,056	6,865	7,038	6,793	-3.9%
Separate account liabilities	162,506	172,942	179,860	180,092	172,043	5.9%
Total liabilities	374,705	389,517	404,823	406,298	395,949	5.7%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,703	5,545	5,574	5,592	5,602	19.1%
Retained earnings	6,810	7,409	7,731	8,386	8,091	18.8%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(5,078)	(4,750)	(3,930)	(3,964)	(4,900)	3.5%
Market risk benefit non-performance risk gain (loss)	464	114	(58)	(261)	179	-61.4%
Policyholder liability discount rate remeasurement gain (loss)	633	569	474	480	566	-10.6%
Foreign currency translation adjustment	(24)	(14)	(18)	(18)	(20)	16.7%
Funded status of employee benefit plans	(301)	(311)	(307)	(295)	(292)	3.0%
Total accumulated other comprehensive income (loss)	(4,306)	(4,392)	(3,839)	(4,058)	(4,467)	-3.7%
Total stockholders’ equity	8,193	9,548	10,452	10,906	10,212	24.6%
Total liabilities and stockholders’ equity	$382,898	$399,065	$415,275	$417,204	$406,161	6.1%

Lincoln Financial
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Income (Loss)
Net income (loss)	$(722)	$699	$445	$754	$(172)	76.2%
Pre-tax adjusted income (loss) from operations	362	517	506	524	427	18.0%
After-tax adjusted income (loss) from operations (1)	314	438	431	445	360	14.6%
Adjusted operating tax rate	13.3%	15.4%	14.8%	15.0%	15.8%
Adjusted income (loss) from operations available to
common stockholders (1)	280	427	397	434	326	16.4%

ROE
Net income (loss) ROE	-35.1%	31.5%	17.8%	28.3%	-6.5%
Adjusted income (loss) from operations available to common
stockholders, excluding AOCI and preferred stock ROE	9.4%	14.0%	12.1%	12.7%	9.4%
Adjusted income (loss) from operations ROE	9.0%	12.9%	11.3%	12.1%	8.8%

Per Common Share
Net income (loss) (diluted) (2)	$(4.41)	$3.80	$2.12	$3.80	$(1.10)	75.1%
Adjusted income (loss) from operations (diluted) (3)	1.60	2.36	2.04	2.21	1.66	3.7%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%

Book Value Per Common Share
Book value per share	$41.96	$44.91	$49.56	$51.88	$47.87	14.1%
Book value per share, excluding AOCI (4)	67.04	67.95	69.66	73.10	71.06	6.0%
Adjusted book value per share (4)	73.19	72.77	74.23	76.33	77.77	6.3%

Common Shares
End-of-period – basic	171.7	190.6	191.0	191.2	192.7	12.2%
Average for the period – basic	171.3	177.2	190.8	191.1	191.9	12.0%
End-of-period – diluted	175.3	194.0	196.0	196.7	196.3	12.0%
Average for the period – diluted (5)	174.7	180.6	195.0	196.3	196.5	12.5%

(1) See reconciliation to net income (loss) and net income (loss) available to common stockholders – diluted on page 25.
(2) Due to reporting a net loss for the three months ended March 31, 2026 and 2025, basic shares were used in the diluted EPS calculation for these periods as the use of diluted shares would have resulted in a lower loss per share. Additionally, the diluted EPS calculation for the three months ended March 31, 2026, reflects the assumed settlement of certain deferred units of LNC stock in our deferred compensation plans.
(3) See reconciliation to earnings (loss) per common share – diluted on page 27.
(4) See reconciliation to stockholders’ equity and book value per common share on page 29.
(5) Represents shares used in our adjusted income (loss) from operations – diluted per share calculations.

Lincoln Financial
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Cash Returned to Common Stockholders – Common Dividends	$77	$77	$85	$85	$86	11.7%

Cash Returned to Preferred Stockholders – Preferred Dividends	$34	$11	$34	$11	$34	0.0%

Leverage Ratio
Short-term debt (1)	$—	$—	$—	$400	$400	NM
Long-term debt	5,868	5,767	5,772	5,866	5,969	1.7%
Total debt	5,868	5,767	5,772	6,266	6,369	8.5%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	6,854	6,753	6,758	7,252	7,355	7.3%
Less:
Operating debt (2)	868	868	868	868	868	0.0%
Prefunding of upcoming debt maturities (3)	—	—	—	400	400	NM
25% of capital securities and subordinated notes	302	247	247	247	247	-18.2%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	122	119	119	114	112	-8.2%
Total numerator	$5,069	$5,026	$5,031	$5,130	$5,235	3.3%
Adjusted stockholders’ equity (4)	$12,569	$13,873	$14,180	$14,595	$14,987	19.2%
Add:
25% of capital securities and subordinated notes	302	247	247	247	247	-18.2%
50% of preferred stock	493	493	493	493	493	0.0%
Total numerator	5,069	5,026	5,031	5,130	5,235	3.3%
Total denominator	$18,433	$19,639	$19,951	$20,465	$20,962	13.7%

Leverage ratio	27.5%	25.6%	25.2%	25.1%	25.0%

Holding Company Available Liquidity (3)	$466	$466	$461	$1,055	$1,205	158.6%

Holding Company Available Liquidity, Net of Prefunding	$466	$466	$461	$655	$805	72.7%

(1) As of March 31, 2026, consists of $400 million principal amount of our 3.625% Senior Notes due December 12, 2026.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(3) Holding company available liquidity includes prefunding of upcoming debt maturities.
(4) See reconciliation to stockholders’ equity on page 29.

Lincoln Financial
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Annuities
Operating revenues	$1,198	$1,214	$1,270	$1,308	$1,283	7.1%
Deposits	3,799	4,024	4,470	4,890	3,941	3.7%
Net flows	(1,676)	(1,162)	(1,143)	(1,227)	(2,196)	-31.0%
Average account balances, net of reinsurance	163,688	159,806	170,318	174,668	175,173	7.0%
Alternative investment income (1)	2	3	2	3	3	50.0%

Life Insurance
Operating revenues	$1,587	$1,602	$1,610	$1,643	$1,628	2.6%
Deposits	1,218	1,281	2,247	1,457	1,253	2.9%
Net flows	569	633	1,659	974	634	11.4%
Average account balances, net of reinsurance	44,390	45,147	47,503	49,150	49,232	10.9%
Average in-force face amount	1,074,858	1,069,688	1,067,503	1,065,813	1,062,558	-1.1%
Alternative investment income (1)	70	94	95	115	121	72.9%

Group Protection
Operating revenues	$1,521	$1,538	$1,507	$1,535	$1,554	2.2%
Insurance premiums	1,371	1,386	1,352	1,380	1,399	2.0%
Alternative investment income (1)	1	2	2	3	2	100.0%

Retirement Plan Services
Operating revenues	$327	$331	$343	$352	$346	5.8%
Deposits	4,115	3,594	5,008	3,939	4,142	0.7%
Net flows	(2,184)	(585)	755	(998)	(213)	90.2%
Average account balances	113,075	111,734	119,259	123,533	124,766	10.3%
Alternative investment income (1)	2	2	2	3	3	50.0%

Consolidated
Adjusted operating revenues (2)	$4,685	$4,726	$4,780	$4,894	$4,868	3.9%
Deposits	9,132	8,899	11,725	10,286	9,336	2.2%
Net flows	(3,291)	(1,114)	1,271	(1,251)	(1,775)	46.1%
Average account balances, net of reinsurance	321,153	316,687	337,080	347,351	349,171	8.7%
Alternative investment income (1)	75	101	101	124	129	72.0%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 26.

Lincoln Financial
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Sales
Annuities:
RILA	$1,292	$1,447	$1,457	$1,936	$1,822	41.0%
Fixed	863	1,221	1,368	1,227	716	-17.0%
Traditional variable with GLBs	1,099	935	1,080	1,119	867	-21.1%
Traditional variable without GLBs	535	416	562	607	534	-0.2%
Total Annuities	$3,789	$4,019	$4,467	$4,889	$3,939	4.0%

Life Insurance:
IUL/UL	$24	$28	$25	$42	$29	20.8%
MoneyGuard®	28	29	31	35	29	3.6%
VUL	15	15	26	36	22	46.7%
Term	13	15	15	14	16	23.1%
Executive Benefits	17	34	201	15	33	94.1%
Total Life Insurance	$97	$121	$298	$142	$129	33.0%

Group Protection:
Life	$101	$104	$50	$136	$97	-4.0%
Disability	48	70	47	232	45	-6.3%
Dental	8	13	19	23	8	0.0%
Total Group Protection	$157	$187	$116	$391	$150	-4.5%

Percent employee-paid	72.3%	58.7%	46.5%	28.7%	70.7%

Retirement Plan Services:
First-year sales	$1,104	$1,222	$2,440	$1,683	$1,134	2.7%
Recurring deposits	3,011	2,372	2,568	2,256	3,008	-0.1%
Total Retirement Plan Services	$4,115	$3,594	$5,008	$3,939	$4,142	0.7%

Lincoln Financial
Operating Revenues and General and Administrative Expenses By Segment and Other Operations
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Operating Revenues
Annuities	$1,198	$1,214	$1,270	$1,308	$1,283	7.1%
Life Insurance	1,587	1,602	1,610	1,643	1,628	2.6%
Group Protection	1,521	1,538	1,507	1,535	1,554	2.2%
Retirement Plan Services	327	331	343	352	346	5.8%
Other Operations	52	41	50	56	57	9.6%
Total adjusted operating revenues	$4,685	$4,726	$4,780	$4,894	$4,868	3.9%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$108	$110	$108	$122	$111	2.8%
Life Insurance	119	122	121	130	119	0.0%
Group Protection	202	206	200	215	211	4.5%
Retirement Plan Services	81	80	80	87	86	6.2%
Other Operations	65	55	62	65	62	-4.6%
Total	$575	$573	$571	$619	$589	2.4%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	9.0%	9.1%	8.5%	9.3%	8.6%
Life Insurance	7.5%	7.6%	7.5%	7.9%	7.3%
Group Protection	13.3%	13.4%	13.2%	14.0%	13.6%
Retirement Plan Services	24.9%	24.1%	23.2%	24.8%	24.8%
Total	12.3%	12.1%	11.9%	12.6%	12.1%

Lincoln Financial
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$629	$627	$637	$693	$644	2.4%
Commissions	558	570	609	689	617	10.6%
Taxes, licenses and fees	98	80	86	74	100	2.0%
Interest and debt expense	80	81	79	81	81	1.3%
Expenses associated with reserve financing
and letters of credit	32	33	35	25	26	-18.8%
Total adjusted operating commissions and
other expenses incurred	1,397	1,391	1,446	1,562	1,468	5.1%

Less Amounts Capitalized
General and administrative expenses	(54)	(54)	(66)	(74)	(55)	-1.9%
Commissions	(238)	(252)	(281)	(360)	(289)	-21.4%
Taxes, licenses and fees	(9)	(7)	(15)	(8)	(9)	0.0%
Total amounts capitalized	(301)	(313)	(362)	(442)	(353)	-17.3%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,096	1,078	1,084	1,120	1,115	1.7%

Amortization
Amortization of DAC, VOBA and other intangibles	309	307	324	328	327	5.8%
Total operating commissions and
other expenses	$1,405	$1,385	$1,408	$1,448	$1,442	2.6%

Lincoln Financial
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$21	$28	$25	$28	$18	-14.3%
Fee income (1)	591	575	617	624	608	2.9%
Net investment income	466	487	497	517	525	12.7%
Other revenues	120	124	131	139	132	10.0%
Total operating revenues	1,198	1,214	1,270	1,308	1,283	7.1%
Operating expenses:
Benefits and policyholder liability remeasurement	28	32	24	24	24	-14.3%
Interest credited	419	439	459	480	495	18.1%
Commissions incurred	298	292	327	374	339	13.8%
Other expenses incurred	145	142	138	162	150	3.4%
Amounts capitalized	(147)	(144)	(174)	(228)	(187)	-27.2%
Amortization	115	115	128	127	128	11.3%
Total operating expenses	858	876	902	939	949	10.6%
Income (loss) from operations before taxes	340	338	368	369	334	-1.8%
Federal income tax expense (benefit)	50	51	58	58	59	18.0%
Income (loss) from operations	$290	$287	$310	$311	$275	-5.2%

Effective Federal Income Tax Rate	14.7%	15.2%	15.8%	15.7%	17.6%

Return on Average Account Balances, Net of
Reinsurance (bps)	71	72	73	71	63	(8)

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$33,527	$36,256	$38,499	$39,443	$38,659	15.3%
Fixed account balances	10,415	10,727	11,492	12,388	12,919	24.0%
Traditional variable account balances with GLBs	67,101	71,527	73,174	72,809	68,484	2.1%
Traditional variable account balances without GLBs	47,371	49,283	50,914	50,748	48,711	2.8%
Total account balances	$158,414	$167,793	$174,079	$175,388	$168,773	6.5%
Percent traditional variable account balances with GLBs	42.4%	42.6%	42.0%	41.5%	40.6%

Fee Income, Gross of Hedge Allowance	$790	$775	$817	$825	$807	2.2%
Net Investment Income, Net of Reinsurance (2)	443	465	475	500	508	14.7%
Interest Credited, Net of Reinsurance (2)	290	300	314	333	351	21.0%

(1) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(2) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$283	$267	$260	$262	$256	-9.5%
Fee income	698	688	683	696	677	-3.0%
Net investment income	574	606	623	643	647	12.7%
Operating realized gain (loss)	(2)	(1)	(1)	—	—	100.0%
Other revenues	34	42	45	42	48	41.2%
Total operating revenues	1,587	1,602	1,610	1,643	1,628	2.6%
Operating expenses:
Benefits and policyholder liability remeasurement	1,002	956	961	928	975	-2.7%
Interest credited	287	289	298	295	291	1.4%
Commissions incurred	99	111	119	145	112	13.1%
Other expenses incurred	194	191	199	196	183	-5.7%
Amounts capitalized	(115)	(128)	(144)	(166)	(130)	-13.0%
Amortization of DAC and VOBA	128	125	129	133	131	2.3%
Amortization of deferred loss on business
sold through reinsurance	24	24	24	24	24	0.0%
Total operating expenses	1,619	1,568	1,586	1,555	1,586	-2.0%
Income (loss) from operations before taxes	(32)	34	24	88	42	231.3%
Federal income tax expense (benefit)	(16)	2	(1)	11	1	106.3%
Income (loss) from operations	$(16)	$32	$25	$77	$41	NM

Effective Federal Income Tax Rate	47.9%	5.2%	NM	12.6%	3.7%

Average Account Balances, Net of Reinsurance	$44,390	$45,147	$47,503	$49,150	$49,232	10.9%

In-Force Face Amount
UL and other	$361,480	$360,617	$361,964	$362,312	$361,544	0.0%
Term insurance	709,924	707,355	705,069	702,280	698,981	-1.5%
Total in-force face amount	$1,071,404	$1,067,972	$1,067,033	$1,064,592	$1,060,525	-1.0%

Lincoln Financial
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,371	$1,386	$1,352	$1,380	$1,399	2.0%
Net investment income	89	94	98	95	96	7.9%
Other revenues	61	58	57	60	59	-3.3%
Total operating revenues	1,521	1,538	1,507	1,535	1,554	2.2%
Operating expenses:
Benefits and policyholder liability remeasurement	994	913	923	984	994	0.0%
Interest credited	—	1	1	1	—	NM
Commissions incurred	133	139	132	137	135	1.5%
Other expenses incurred	261	263	260	275	272	4.2%
Amounts capitalized	(32)	(35)	(36)	(40)	(29)	9.4%
Amortization	37	38	39	40	40	8.1%
Total operating expenses	1,393	1,319	1,319	1,397	1,412	1.4%
Income (loss) from operations before taxes	128	219	188	138	142	10.9%
Federal income tax expense (benefit)	27	46	39	29	30	11.1%
Income (loss) from operations	$101	$173	$149	$109	$112	10.9%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%

Operating Margin (1)	7.4%	12.5%	11.0%	7.9%	8.0%

Loss Ratios by Product Line
Life	75.2%	67.2%	59.6%	67.9%	66.9%
Disability	70.1%	64.2%	73.8%	73.6%	73.4%
Dental	79.0%	80.4%	78.0%	74.9%	81.6%
Total	72.4%	65.9%	68.3%	71.4%	71.1%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$80	$80	$85	$89	$86	7.5%
Net investment income	251	252	257	262	260	3.6%
Other revenues	(4)	(1)	1	1	—	100.0%
Total operating revenues	327	331	343	352	346	5.8%
Operating expenses:
Interest credited	170	174	174	174	170	0.0%
Commissions incurred	27	28	30	31	29	7.4%
Other expenses incurred	91	87	87	95	97	6.6%
Amounts capitalized	(4)	(5)	(5)	(6)	(5)	-25.0%
Amortization	5	5	4	4	4	-20.0%
Total operating expenses	289	289	290	298	295	2.1%
Income (loss) from operations before taxes	38	42	53	54	51	34.2%
Federal income tax expense (benefit)	4	5	7	8	8	100.0%
Income (loss) from operations	$34	$37	$46	$46	$43	26.5%

Effective Federal Income Tax Rate	11.8%	12.3%	14.2%	14.2%	15.2%

Return on Average Account Balances (bps)	12	13	15	15	14	2

Net Flows by Market
Core Market (1)	$(79)	$28	$190	$(43)	$(201)	NM
Mid-Large Market	(1,732)	(200)	1,025	(401)	403	123.3%
Multi-Fund® and Other	(373)	(413)	(460)	(554)	(415)	-11.3%

Net Flows – Trailing Twelve Months	$(2,462)	$(2,850)	$(2,746)	$(3,012)	$(1,041)	57.7%

Base Spreads, Excluding Variable
Investment Income (2)	1.03%	0.99%	1.07%	1.10%	1.16%	13

(1) Formerly referred to as “Small Market.”
(2) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Other Operations
Operating revenues:
Net investment income	$44	$25	$33	$46	$52	18.2%
Other revenues	8	16	17	10	5	-37.5%
Total operating revenues	52	41	50	56	57	9.6%
Operating expenses:
Benefits and policyholder liability remeasurement	5	7	4	2	7	40.0%
Interest credited	13	13	22	34	43	230.8%
Other expenses incurred	66	56	72	64	68	3.0%
Interest and debt expense	80	81	79	81	81	1.3%
Total operating expenses	164	157	177	181	199	21.3%
Income (loss) from operations before taxes	(112)	(116)	(127)	(125)	(142)	-26.8%
Federal income tax expense (benefit)	(17)	(25)	(28)	(27)	(31)	-82.4%
Income (loss) from operations	$(95)	$(91)	$(99)	$(98)	$(111)	-16.8%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$118,954	$114,477	$120,815	$124,093	$123,562	3.9%
Gross deposits	1,634	1,351	1,642	1,726	1,401	-14.3%
Surrenders, withdrawals and benefits	(3,678)	(3,451)	(3,843)	(4,066)	(3,982)	-8.3%
Net flows	(2,044)	(2,100)	(2,201)	(2,340)	(2,581)	-26.3%
Policyholder assessments	(652)	(639)	(670)	(674)	(664)	-1.8%
Change in market value and reinvestment	(1,781)	9,077	6,149	2,483	(3,117)	-75.0%
Balance as of end-of-period, gross	114,477	120,815	124,093	123,562	117,200	2.4%
Account balances reinsured	(5)	(5)	(5)	(5)	(5)	0.0%
Balance as of end-of-period, net	$114,472	$120,810	$124,088	$123,557	$117,195	2.4%

RILA
Balance as of beginning-of-period	$34,310	$33,527	$36,256	$38,499	$39,443	15.0%
Gross deposits	1,292	1,447	1,457	1,936	1,822	41.0%
Surrenders, withdrawals and benefits	(850)	(938)	(1,106)	(1,370)	(1,539)	-81.1%
Net flows	442	509	351	566	283	-36.0%
Policyholder assessments	(5)	(4)	(4)	(4)	(4)	20.0%
Change in market value and reinvestment	346	341	392	402	381	10.1%
Change in fair value of embedded derivative instruments and other	(1,566)	1,883	1,504	(20)	(1,444)	7.8%
Balance as of end-of-period, gross	$33,527	$36,256	$38,499	$39,443	$38,659	15.3%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Fixed Annuities
Balance as of beginning-of-period	$25,963	$26,039	$26,832	$27,874	$28,728	10.6%
Gross deposits	873	1,226	1,371	1,228	718	-17.8%
Surrenders, withdrawals and benefits	(947)	(797)	(664)	(681)	(616)	35.0%
Net flows	(74)	429	707	547	102	237.8%
Policyholder assessments	(15)	(15)	(14)	(16)	(15)	0.0%
Reinvested interest credited	210	228	238	255	256	21.9%
Change in fair value of embedded derivative instruments
and other	(45)	151	111	68	(97)	NM
Balance as of end-of-period, gross	26,039	26,832	27,874	28,728	28,974	11.3%
Account balances reinsured	(15,624)	(16,105)	(16,382)	(16,340)	(16,055)	-2.8%
Balance as of end-of-period, net	$10,415	$10,727	$11,492	$12,388	$12,919	24.0%

Total
Balance as of beginning-of-period	$179,227	$174,043	$183,903	$190,466	$191,733	7.0%
Gross deposits	3,799	4,024	4,470	4,890	3,941	3.7%
Surrenders, withdrawals and benefits	(5,475)	(5,186)	(5,613)	(6,117)	(6,137)	-12.1%
Net flows	(1,676)	(1,162)	(1,143)	(1,227)	(2,196)	-31.0%
Policyholder assessments	(672)	(658)	(688)	(694)	(683)	-1.6%
Change in market value, reinvestment and interest credited	(1,225)	9,646	6,779	3,140	(2,480)	NM
Change in fair value of embedded derivative instruments
and other	(1,611)	2,034	1,615	48	(1,541)	4.3%
Balance as of end-of-period, gross	174,043	183,903	190,466	191,733	184,833	6.2%
Account balances reinsured	(15,629)	(16,110)	(16,387)	(16,345)	(16,060)	-2.8%
Balance as of end-of-period, net	$158,414	$167,793	$174,079	$175,388	$168,773	6.5%

Lincoln Financial
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
General Account
Balance as of beginning-of-period	$36,599	$36,220	$36,116	$36,008	$35,986	-1.7%
Gross deposits	865	847	851	993	837	-3.2%
Withdrawals and deaths	(445)	(372)	(357)	(327)	(403)	9.4%
Net flows	420	475	494	666	434	3.3%
Transfers between general and separate accounts	14	49	72	48	68	NM
Policyholder assessments	(1,104)	(1,102)	(1,114)	(1,130)	(1,095)	0.8%
Reinvested interest credited	356	360	367	361	357	0.3%
Change in fair value of embedded derivative instruments
and other	(65)	114	73	33	(27)	58.5%
Balance as of end-of-period, gross	36,220	36,116	36,008	35,986	35,723	-1.4%
Account balances reinsured	(14,965)	(14,816)	(14,658)	(14,500)	(14,304)	4.4%
Balance as of end-of-period, net	$21,255	$21,300	$21,350	$21,486	$21,419	0.8%

Separate Account
Balance as of beginning-of-period	$28,841	$28,106	$30,616	$33,252	$34,038	18.0%
Gross deposits	353	434	1,396	464	416	17.8%
Withdrawals and deaths	(204)	(276)	(231)	(156)	(216)	-5.9%
Net flows	149	158	1,165	308	200	34.2%
Transfers between general and separate accounts	(14)	(48)	(71)	(48)	(68)	NM
Policyholder assessments	(246)	(248)	(251)	(255)	(252)	-2.4%
Change in market value and reinvestment	(624)	2,648	1,793	781	(681)	-9.1%
Balance as of end-of-period, gross	28,106	30,616	33,252	34,038	33,237	18.3%
Account balances reinsured	(5,354)	(5,629)	(5,883)	(5,943)	(5,772)	-7.8%
Balance as of end-of-period, net	$22,752	$24,987	$27,369	$28,095	$27,465	20.7%

Total
Balance as of beginning-of-period	$65,440	$64,326	$66,732	$69,260	$70,024	7.0%
Gross deposits	1,218	1,281	2,247	1,457	1,253	2.9%
Withdrawals and deaths	(649)	(648)	(588)	(483)	(619)	4.6%
Net flows	569	633	1,659	974	634	11.4%
Transfers between general and separate accounts	—	1	1	—	—	0.0%
Policyholder assessments	(1,350)	(1,350)	(1,365)	(1,385)	(1,347)	0.2%
Change in market value and reinvestment	(268)	3,008	2,160	1,142	(324)	-20.9%
Change in fair value of embedded derivative instruments
and other	(65)	114	73	33	(27)	58.5%
Balance as of end-of-period, gross	64,326	66,732	69,260	70,024	68,960	7.2%
Account balances reinsured	(20,319)	(20,445)	(20,541)	(20,443)	(20,076)	1.2%
Balance as of end-of-period, net	$44,007	$46,287	$48,719	$49,581	$48,884	11.1%

Lincoln Financial
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
General Account
Balance as of beginning-of-period	$23,619	$23,479	$23,700	$23,852	$23,843	0.9%
Gross deposits	811	1,109	1,090	1,054	880	8.5%
Withdrawals	(1,330)	(1,103)	(1,287)	(1,350)	(1,279)	3.8%
Net flows	(519)	6	(197)	(296)	(399)	23.1%
Transfers between fixed and variable accounts	211	44	171	114	86	-59.2%
Policyholder assessments	(4)	(4)	(4)	(4)	(5)	-25.0%
Reinvested interest credited	172	175	182	177	169	-1.7%
Balance as of end-of-period	$23,479	$23,700	$23,852	$23,843	$23,694	0.9%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$88,962	$85,754	$92,683	$98,900	$100,197	12.6%
Gross deposits	3,304	2,485	3,918	2,885	3,262	-1.3%
Withdrawals	(4,969)	(3,076)	(2,966)	(3,587)	(3,076)	38.1%
Net flows	(1,665)	(591)	952	(702)	186	111.2%
Transfers between fixed and variable accounts	(200)	(54)	(149)	(101)	(82)	59.0%
Policyholder assessments	(69)	(69)	(73)	(75)	(76)	-10.1%
Change in market value and reinvestment	(1,274)	7,643	5,487	2,175	(2,074)	-62.8%
Balance as of end-of-period	$85,754	$92,683	$98,900	$100,197	$98,151	14.5%

Total
Balance as of beginning-of-period	$112,581	$109,233	$116,383	$122,752	$124,040	10.2%
Gross deposits	4,115	3,594	5,008	3,939	4,142	0.7%
Withdrawals	(6,299)	(4,179)	(4,253)	(4,937)	(4,355)	30.9%
Net flows	(2,184)	(585)	755	(998)	(213)	90.2%
Transfers between fixed and variable accounts	11	(10)	22	13	4	-63.6%
Policyholder assessments	(73)	(73)	(77)	(79)	(81)	-11.0%
Change in market value and reinvestment	(1,102)	7,818	5,669	2,352	(1,905)	-72.9%
Balance as of end-of-period	$109,233	$116,383	$122,752	$124,040	$121,845	11.5%

Lincoln Financial
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 3/31/25		As of 12/31/25		As of 3/31/26
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$12,804	14.6%	$13,135	14.3%	$13,395	14.2%
Basic industry	2,822	3.2%	2,749	3.0%	2,755	2.9%
Capital goods	5,454	6.2%	5,574	6.1%	5,547	5.9%
Communications	2,800	3.2%	2,936	3.2%	2,884	3.1%
Consumer cyclical	5,317	6.1%	5,360	5.8%	5,422	5.8%
Consumer non-cyclical	12,571	14.4%	12,623	13.6%	12,764	13.5%
Energy	2,488	2.8%	2,487	2.7%	2,521	2.7%
Technology	3,993	4.5%	4,307	4.7%	4,235	4.5%
Transportation	3,130	3.6%	3,243	3.5%	3,200	3.4%
Industrial other	2,214	2.5%	2,346	2.6%	2,347	2.5%
Utilities	11,240	12.8%	11,459	12.4%	11,499	12.2%
Government-related entities	1,145	1.3%	1,108	1.2%	1,107	1.2%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,653	1.9%	1,715	1.9%	1,689	1.8%
Non-agency backed	323	0.4%	399	0.4%	385	0.4%
Commercial mortgage-backed securities ("CMBS")	1,868	2.1%	2,503	2.7%	2,691	2.9%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	7,888	9.0%	8,512	9.3%	9,213	9.8%
Other ABS	6,437	7.3%	7,713	8.4%	8,532	9.1%
Municipals	2,591	2.9%	2,424	2.6%	2,412	2.6%
United States and foreign government	849	0.9%	1,153	1.3%	1,192	1.3%
Hybrid and redeemable preferred securities	253	0.3%	236	0.3%	228	0.2%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	87,840	100.0%	91,982	100.0%	94,018	100.0%

Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	507		434		425
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	322		561		423
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	88,669		92,977		94,866
Modified coinsurance and funds withheld investments	11,587		10,738		10,568
Total fixed maturity AFS, trading and equity securities	$100,256		$103,715		$105,434

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on pages 23 and 24 as we have a limited economic interest in the assets.

Lincoln Financial
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 3/31/25		As of 12/31/25		As of 3/31/26
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$52,563	59.9%	$55,596	60.4%	$57,194	60.9%
NAIC 2 (BBB)	32,404	36.9%	33,291	36.2%	33,790	35.9%
Total investment grade	84,967	96.8%	88,887	96.6%	90,984	96.8%

NAIC 3 (BB)	830	0.9%	994	1.1%	1,353	1.4%
NAIC 4 (B)	1,877	2.1%	1,966	2.1%	1,548	1.6%
NAIC 5 (CCC and lower)	92	0.1%	63	0.1%	87	0.1%
NAIC 6 (in or near default)	74	0.1%	72	0.1%	46	0.1%
Total below investment grade	2,873	3.2%	3,095	3.4%	3,034	3.2%
Total	$87,840	100.0%	$91,982	100.0%	$94,018	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,362	76.8%	$12,814	73.3%	$12,626	72.4%
CM2 (BBB)	3,979	22.8%	4,527	25.9%	4,664	26.7%
CM3-7 (BB and lower) (3)	77	0.4%	141	0.8%	152	0.9%
Total	$17,418	100.0%	$17,482	100.0%	$17,442	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$65,925	62.6%	$68,410	62.5%	$69,820	62.6%
BBB	36,383	34.6%	37,818	34.5%	38,454	34.5%
BB and lower	2,950	2.8%	3,236	3.0%	3,186	2.9%
Total	$105,258	100.0%	$109,464	100.0%	$111,460	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM Ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.
(3) Includes mortgage fund limited partnerships classified as CM3 that are included in “Other investments” on the Consolidated Balance Sheets.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Net Income
Net income (loss) available to common stockholders – diluted	$(756)	$688	$411	$745	$(211)	72.1%
Less:
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	—	2	(5)	NM
Net income (loss)	(722)	699	445	754	(172)	76.2%
Less:
Net annuity product features, pre-tax (1)	(1,092)	405	410	515	(695)	36.4%
Net life insurance product features, pre-tax	42	(58)	(22)	(5)	22	-47.6%
Credit loss-related adjustments, pre-tax	(28)	(25)	(38)	(43)	(20)	28.6%
Investment gains (losses), pre-tax	(103)	(81)	(35)	(101)	(42)	59.2%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax (2)	(90)	14	(191)	65	179	298.9%
Gains (losses) on other non-financial assets, pre-tax	—	—	—	(14)	(6)	NM
Other items, pre-tax (3)(4)(5)(6)(7)	(35)	75	(105)	(27)	(111)	NM
Income tax benefit (expense) related to the above pre-tax items	270	(69)	(5)	(81)	141	-47.8%
Total adjustments	(1,036)	261	14	309	(532)	48.6%
Adjusted income (loss) from operations	314	438	431	445	360	14.6%
Add:
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%
Adjusted income (loss) from operations available
to common stockholders	$280	$427	$397	$434	$326	16.4%

(1) Includes changes in MRBs of $(1,302) million, $932 million, $337 million, $374 million and $(997) million; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $268 million, $(605) million, $30 million, $44 million and $177 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $(58) million, $78 million, $43 million, $97 million and $125 million for the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025 and first quarter of 2026.

(2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(3) For the third quarter of 2025, includes certain legal accruals of $(9) million; for the fourth quarter of 2025, includes certain regulatory accruals of $2 million; for the first quarter of 2026, includes certain legal accruals of $(122) million.

(4) Includes severance expense related to initiatives to realign the workforce of $(6) million, $(2) million, $(5) million, $(11) million and $(7) million in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025 and first quarter of 2026, respectively.

(continued on the next page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

(continued from the previous page)

(5) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(20) million and $(5) million in the first quarter of 2025 and fourth quarter of 2025, respectively, related to the sale of our wealth management business; $(18) million and $(3) million in the second quarter of 2025 and fourth quarter of 2025, respectively, primarily related to the Bain Capital transaction; $(55) million in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(22) million in the third quarter of 2025 related to Life Insurance segment persistency optimization.

(6) Includes deferred compensation mark-to-market adjustment of $(9) million, $1 million, $(14) million, $(10) million and $18 million in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025 and first quarter of 2026, respectively.

(7) Includes gains on early extinguishment of debt of $94 million in the second quarter of 2025.

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Revenues
Total revenues	$4,691	$4,044	$4,555	$4,922	$5,306	13.1%
Less:
Revenue adjustments from annuity
and life insurance product features	227	(590)	39	121	327	44.1%
Credit loss-related adjustments	(28)	(25)	(38)	(43)	(20)	28.6%
Investment gains (losses)	(103)	(81)	(35)	(101)	(42)	59.2%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans (1)	(90)	14	(191)	65	179	298.9%
Gains (losses) on other non-financial assets	—	—	—	(14)	(6)	NM
Adjusted operating revenues	$4,685	$4,726	$4,780	$4,894	$4,868	3.9%

(1) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter of 2023 reinsurance transaction.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(4.41)	$3.80	$2.12	$3.80	$(1.10)	75.1%
Less:
Net annuity product features, pre-tax (1)	(6.36)	2.24	2.11	2.62	(3.60)	43.4%
Net life insurance product features, pre-tax	0.25	(0.32)	(0.11)	(0.02)	0.12	-52.0%
Credit loss-related adjustments, pre-tax	(0.17)	(0.14)	(0.20)	(0.22)	(0.10)	41.2%
Investment gains (losses), pre-tax	(0.60)	(0.45)	(0.18)	(0.51)	(0.22)	63.3%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax	(0.53)	0.08	(0.98)	0.34	0.92	273.6%
Gains (losses) on other non-financial assets, pre-tax	—	—	—	(0.07)	(0.03)	NM
Other items, pre-tax (2)(3)(4)(5)(6)	(0.20)	0.42	(0.53)	(0.14)	(0.58)	NM
Income tax benefit (expense) related
to the above pre-tax items	1.57	(0.39)	(0.03)	(0.41)	0.73	-53.5%
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss)	0.03	—	—	—	—	-100.0%
Adjusted income (loss) from operations	$1.60	$2.36	$2.04	$2.21	$1.66	3.7%

(continued on the next page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

(continued from the previous page)

(1) Includes changes in MRBs of $(7.59), $5.15, $1.74, $1.91 and $(5.17); changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $1.57, $(3.34), $0.15, $0.22 and $0.92; changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $(0.34), $0.43, $0.22, $0.49 and $0.65 for the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025 and first quarter of 2026, respectively.

(2) For the third quarter of 2025, includes certain legal accruals of $(0.05); for the fourth quarter of 2025, includes certain regulatory accruals of $0.01; for the first quarter of 2026, includes certain legal accruals of $(0.63).

(3) Includes severance expense related to initiatives to realign the workforce of $(0.03), $(0.01), $(0.02), $(0.06) and $(0.04) in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025 and first quarter of 2026, respectively.

(4) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(0.12) and $(0.03) in the first quarter of 2025 and fourth quarter of 2025, respectively, related to the sale of our wealth management business; $(0.10) and $(0.01) in the second quarter of 2025 and fourth quarter of 2025, respectively, primarily related to the Bain Capital transaction; $(0.28) in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(0.11) in the third quarter of 2025 related to Life Insurance segment persistency optimization.

(5) Includes deferred compensation mark-to-market adjustment of $(0.05), $0.01, $(0.07), $(0.05) and $0.09 in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025 and first quarter of 2026, respectively.

(6) Includes gains on early extinguishment of debt of $0.52 in the second quarter of 2025.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended

	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Change
Stockholders’ Equity, End-of-Period
Stockholders’ equity	$8,193	$9,548	$10,452	$10,906	$10,212	24.6%
Less:
Preferred stock	986	986	986	986	986	0.0%
AOCI	(4,306)	(4,392)	(3,839)	(4,058)	(4,467)	-3.7%
Stockholders’ equity, excluding AOCI and preferred stock	11,513	12,954	13,305	13,978	13,693	18.9%
Changes in MRBs	2,133	2,869	3,136	3,431	2,643	23.9%
GLB and GDB hedge instruments gains (losses)	(2,993)	(3,602)	(3,706)	(3,812)	(3,829)	-27.9%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(196)	(186)	(305)	(236)	(108)	44.9%
Adjusted stockholders’ equity	$12,569	$13,873	$14,180	$14,595	$14,987	19.2%

Stockholders’ Equity, Average
Stockholders’ equity	$8,231	$8,871	$10,000	$10,679	$10,559	28.3%
Less:
Preferred stock	986	986	986	986	986	0.0%
AOCI	(4,671)	(4,349)	(4,116)	(3,948)	(4,262)	8.8%
Stockholders’ equity, excluding AOCI and preferred stock	11,916	12,234	13,130	13,641	13,835	16.1%
Changes in MRBs	2,649	2,501	3,002	3,283	3,037	14.6%
GLB and GDB hedge instruments gains (losses)	(3,027)	(3,297)	(3,654)	(3,759)	(3,820)	-26.2%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(173)	(191)	(245)	(270)	(172)	0.6%
Adjusted average stockholders' equity	$12,467	$13,221	$14,027	$14,387	$14,790	18.6%

Book Value Per Common Share
Book value per share	$41.96	$44.91	$49.56	$51.88	$47.87	14.1%
Less:
AOCI	(25.08)	(23.04)	(20.10)	(21.22)	(23.19)	7.5%
Book value per share, excluding AOCI	67.04	67.95	69.66	73.10	71.06	6.0%
Less:
Changes in MRBs	12.42	15.05	16.42	17.94	13.72	10.5%
GLB and GDB hedge instruments gains (losses)	(17.43)	(18.89)	(19.40)	(19.94)	(19.87)	-14.0%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(1.14)	(0.98)	(1.59)	(1.23)	(0.56)	50.9%
Adjusted book value per share	$73.19	$72.77	$74.23	$76.33	$77.77	6.3%